Exhibit 10.4

WAIVER AGREEMENT

WAIVER AGREEMENT dated as of August 27, 2010 (the “Waiver Agreement”), by and among MASTERCARD INTERNATIONAL INCORPORATED, a Delaware corporation (“MasterCard”) and HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation (“HPS”). Capitalized terms not defined herein shall have the same meanings as in the Settlement Agreement dated as of May 19, 2010, as amended by amendments dated July 2, 2010, July 13, 2010, and August 6, 2010 (the “Settlement Agreement”) by and between MasterCard and HPS.

WHEREAS, to settle potential claims and resolve other disputes among HPS and its acquiring banks, on the one hand, and MasterCard and certain MasterCard issuers, on the other hand with respect to the HPS Intrusion, HPS and MasterCard entered into the Settlement Agreement;

WHEREAS, MasterCard has provided HPS with a copy of the Non-Accepting Issuer Awards Report called for by Section 5 of the Settlement Agreement, which demonstrates that the Non-Accepting Issuer Awards Amount is greater than 50% of the Non-Accepting Issuer ARA Amount and that therefore the Ruling Condition has not been satisfied;

WHEREAS, MasterCard and HPS desire to proceed with consummation of the Settlement contemplated by the Settlement Agreement;

NOW, THEREFORE, in consideration of the representations, warranties and covenants set forth in this Waiver Agreement, and subject to all the terms and conditions of this Waiver Agreement, MasterCard and HPS agree as follows:

1. RULING CONDITION. MasterCard and HPS hereby waive the Ruling Condition in accordance with Section 10.3 of the Settlement Agreement.

2. FINANCING CONDITION. MasterCard and HPS hereby waive the Financing Condition in accordance with Section 10.3 of the Settlement Agreement.

3. MISCELLANEOUS.

3.1. This Waiver Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Waiver Agreement will become effective when this Waiver Agreement has been duly executed and delivered by each party hereto.

3.2. Except to the extent specifically waived by this Waiver Agreement, the Settlement Agreement shall remain unmodified, and the Settlement Agreement is hereby confirmed as being in full force and effect.

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IN WITNESS WHEREOF, each of the undersigned has executed this Waiver Agreement as an agreement as of August 27, 2010.

MASTERCARD INTERNATIONAL INCORPORATED.

/s/ Wendy Murdock
Wendy Murdock
Chief Franchise Officer

HEARTLAND PAYMENT SYSTEMS, INC.

/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel & Chief Legal Officer